UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 31, 2021
Date of Report (date of earliest event reported)

S&T BANCORP, INC
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508		25-1434426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

800 Philadelphia Street	Indiana	PA	15701
(Address of Principal Executive Offices)			(Zip Code)
(800) 325-2265
Registrant's telephone number, including area code

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	STBA	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 1, 2021, S&T Bancorp, Inc. (“S&T” or the “Company”) appointed David G. Antolik, the Company’s President, as interim Chief Executive Officer of the Company and S&T Bank following the previously announced retirement of Todd D. Brice, which became effective March 31, 2021. As previously announced, S&T is conducting a search process for a permanent Chief Executive Officer, including a comprehensive review of internal and external candidates.

Mr. Antolik, age 54, has been President of S&T and S&T Bank, and has served as a director of S&T, since January 2019. Mr. Antolik was Chief Lending Officer of S&T and S&T Bank from 2008 to October 2020. He previously served as Senior Executive Vice President of S&T and S&T Bank from 2008 until January 2019. Mr. Antolik also serves as the vice chairman of the IUP Research Institute and is a member of the Indiana County Development Corporation Board.

Mr. Antolik does not have any relationships required to be described under Item 401(d) or Item 404(a) under Regulation S-K issued under the federal securities laws.

Beginning on April 1, 2021, Mr. Antolik’s base salary has been increased by $25,000 per month during the period of service as interim Chief Executive Officer.

Item 9.01. - Financial Statements and Exhibits.
(d) Exhibits.
104 Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and are subject to a number of factors that could cause actual events to differ materially from those anticipated, including without limitation fluctuations in the market price of the company’s common stock, regulatory, legal and contractual requirements, other uses of capital, the company’s financial performance or market conditions generally. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. You should consider the above uncertainties as well as the precautionary statements included in S&T’s filings with the SEC, including without limitation the “risk factors” section of its Form 10-K. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.
/s/ Mark Kochvar
April 2, 2021	Mark Kochvar Senior Executive Vice President, Chief Financial Officer